Priority Technology Holdings, Inc. 2021 Employee Stock Purchase Plan

TABLE OF CONTENTS Page -i- ARTICLE I PURPOSE .......................................................................................................................................................... 1 ARTICLE II DEFINITIONS ................................................................................................................................................. 1 (a) “Acquisition Date" ....................................................................................................................................... 1 (b) “Administrator” ........................................................................................................................................... 1 (c) “Affiliate” .................................................................................................................................................... 1 (d) “Board"........................................................................................................................................................ 1 (e) “Change in Control” ................................................................................................................................... 1 (f) “Change in Control Date” .......................................................................................................................... 2 (g) “Code” ......................................................................................................................................................... 2 (h) “Common Stock” ......................................................................................................................................... 2 (i) “Company" .................................................................................................................................................. 2 (j) “Compensation” .......................................................................................................................................... 2 (k) “Contribution” ............................................................................................................................................ 2 (l) “Effective Date” .......................................................................................................................................... 2 (m) “Employee” ................................................................................................................................................. 2 (n) “Exchange Act” ........................................................................................................................................... 3 (o) “Fair Market Value” ................................................................................................................................... 3 (p) “Offer Date” ................................................................................................................................................ 3 (q) “Offering Period” ........................................................................................................................................ 3 (r) “Participant” ............................................................................................................................................... 3 (s) “Person” ...................................................................................................................................................... 3 (t) “Purchase Price” ........................................................................................................................................ 3 (u) “Securities Act” ........................................................................................................................................... 3 (v) “Share” ........................................................................................................................................................ 3 (w) “Share Purchase Right” .............................................................................................................................. 3 (x) “Subsidiary” ................................................................................................................................................ 3 ARTICLE III AVAILABLE SHARES AND ADJUSTMENTS ........................................................................................... 3 Section 3.1 Available Shares. ............................................................................................................................ 3 Section 3.2 Shares ............................................................................................................................................. 3 Section 3.3 Adjustments. .................................................................................................................................... 4 ARTICLE IV ELIGIBILITY ................................................................................................................................................. 4 Section 4.1 Eligible Employees ......................................................................................................................... 4 Section 4.2 Five Percent Shareholders .............................................................................................................. 5 ARTICLE V PARTICIPATION ............................................................................................................................................ 5 Section 5.1 Enrollment ...................................................................................................................................... 5 Section 5.2 Evergreen Election. ........................................................................................................................ 5 Section 5.3 Same Rights and Privileges ............................................................................................................ 5 ARTICLE VI SHARE PURCHASE RIGHTS ...................................................................................................................... 5 Section 6.1 Number of Shares ............................................................................................................................ 5 Section 6.2 Limitation on Purchases ................................................................................................................. 6 Section 6.3 Purchase Price ................................................................................................................................ 6 ARTICLE VII PURCHASE OF SHARES UNDER SHARE PURCHASE RIGHTS .......................................................... 6

TABLE OF CONTENTS (continued) Page -ii- Section 7.1 Purchase ......................................................................................................................................... 6 Section 7.2 Registration Compliance ................................................................................................................ 6 Section 7.3 Delivery of Shares ........................................................................................................................... 7 Section 7.4 Vesting ............................................................................................................................................ 7 Section 7.5 Nontransferability ........................................................................................................................... 7 ARTICLE VIII RESTRICTIONS ON SALE ........................................................................................................................ 7 ARTICLE IX WITHDRAWAL FROM PARTICIPATION AND TERMINATION OF EMPLOYMENT ........................ 7 ARTICLE X GENERAL PROVISIONS ............................................................................................................................... 7 Section 10.1 Administration ................................................................................................................................ 7 Section 10.2 Delegation by the Administrator. .................................................................................................... 7 Section 10.3 Rights as a Shareholder .................................................................................................................. 8 Section 10.4 Tax Withholding .............................................................................................................................. 8 Section 10.5 At-Will Employment ........................................................................................................................ 8 Section 10.6 Unfunded Plan; Plan Not Subject to ERISA ................................................................................... 8 Section 10.7 Freedom of Action .......................................................................................................................... 8 Section 10.8 Term of Plan ................................................................................................................................... 8 Section 10.9 Amendment or Alteration ................................................................................................................ 8 Section 10.10 Severability ..................................................................................................................................... 8 Section 10.11 Assignment ...................................................................................................................................... 8 Section 10.12 Non-Transferability of Rights ......................................................................................................... 9 Section 10.13 Headings ......................................................................................................................................... 9 Section 10.14 Rules of Construction. ..................................................................................................................... 9 Section 10.15 Governing Law. .............................................................................................................................. 9 Section 10.16 Conformity to Securities Laws. ....................................................................................................... 9 Section 10.17 Tax Reporting Information. ............................................................................................................ 9 Section 10.18 Participant Acknowledgment .......................................................................................................... 9

1 Priority Technology Holdings, Inc. 2021 Employee Stock Purchase Plan Article I Purpose The purpose of the Priority Technology Holdings, Inc. 2021 Employee Stock Purchase Plan (the “Plan”) is to provide employees of the Company and certain of its Subsidiaries with an opportunity to purchase Common Stock of the Company through payroll deductions. The Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. Accordingly, the provisions of the Plan shall be construed in a manner consistent with the requirements of Section 423 of the Code and the regulations promulgated thereunder. Article II Definitions Definitions. Whenever used herein, the following terms shall have the respective meanings set forth below: (a) “Acquisition Date" means the last day of each Offering Period at which time the Shares subject to a Share Purchase Right granted under the Plan shall, subject to the terms and conditions of the Plan, be deemed to have been purchased by or on behalf of the Participant. (b) “Administrator” means the Board, unless the Board delegates administrative authority hereunder to a committee of the Board, in which case it means such committee of the Board. If the Board or such committee delegates administrative authority hereunder to any other person or group of persons pursuant to Section 10.2, such person or group of persons shall be deemed to be the Administrator hereunder to such extent, except that further delegation by any such persons other than such committee shall not be permitted hereunder. (c) “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person where “control” shall have the meaning given such term under Rule 405 of the Securities Act. (d) “Board" means the Board of Directors of the Company. (e) “Change in Control” means the first to occur of any of the following events after the Effective Date: (i) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Affiliate, or any Company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities provided, however, that the Company securities acquired directly from the Company shall be disregarded for this purpose; (ii) during any period of twelve (12) consecutive months, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this Section and other than a director initially elected or nominated as a result of an actual or threatened election contest with respect to directors) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of a majority of the directors then still in office who either (x) were directors at the beginning of such period or (y) were so elected or nominated with such approval, cease for any reason to constitute at least a majority of the Board;

2 (iii) there is consummated a stockholder-approved merger or consolidation of the Company with any other company, other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as hereinabove defined) acquires more than thirty percent (30%) of the combined voting power of the Company’s then outstanding securities; or (iv) there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets; or (v) the stockholders of the Company approve a plan of complete liquidation of the Company; and in each of the foregoing cases, provided that, as to Share Repurchase Rights subject to Section 409A of the Code, such event also constitutes a “change in control” within the meaning of Section 409A of the Code. In addition, notwithstanding the foregoing, a Change in Control shall not be deemed to occur if the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code or as a result of any restructuring that occurs as a result of any such proceeding. (f) “Change in Control Date” means the first date as of which a Change in Control occurs. (g) “Code” means the Internal Revenue Code of 1986, as amended. (h) “Common Stock” means the common stock, par value $.001 per share, of the Company and such other stock or securities into which such common stock is hereafter converted or for which such common stock is exchanged. (i) “Company" means Priority Technology Holdings, Inc., a Delaware corporation, and any successor thereto. (j) “Compensation” means earnings paid by the Company or any Subsidiary during a plan year for personal services, prior to withholding, as reported on Form W-2, including bonus and incentive payments and commissions, but excluding employer contributions or benefits under the Company’s 401(k) Savings Plan or any other plan of deferred compensation maintained by the Company or any Subsidiary and excluding special allowances (such as statutory disability pay and disability benefits paid to an Employee during an authorized leave of absence, moving expenses, car expenses, tuition reimbursement, meal allowances, the cost of excess group life insurance income includible in taxable income, and similar items) and excluding the taxable value of any awards and/or gifts, including cash gifts, spiffs, gift certificates, gift cards, and similar items of readily convertible cash value given to an Employee by the Company or any Subsidiary in connection with a holiday or occasional corporate event. Compensation includes all pre-tax or Roth post-tax contributions to the Company’s 401(k) Savings Plan, any salary reduction contributions to a cafeteria plan under section 125 of the Code, and any elective amounts that are not includible in your gross income under Code section 132(f)(4). (k) “Contribution” means the amount of an after-tax payroll deduction an Employee has made, as set out in such Employee payroll deduction authorization form. If the Administrator so determines, a Contribution for Employees on a Company-approved leave of absence shall include a cash contribution equal to the amount of the after-tax payroll deduction the Employee would have made if such Employee had been receiving Compensation during the Company- approved leave of absence. (l) “Effective Date” means the date on which the Plan is approved by the shareholders of the Company, which date shall be within the twelve months before or after the date the Plan is approved by the Board. (m) “Employee” means any person who is employed by, and who is classified as an employee on the payroll records of, the Company or any of its Subsidiaries that the Administrator designates for participation under the Plan. The Employees of a Subsidiary are only eligible to participate in the Plan if the Administrator designates the Subsidiary as eligible to participate in the Plan. For purposes of the Plan, the employment relationship shall be treated as continuing

3 intact while the individual is on sick leave or other leave of absence approved by the Company or Subsidiary and meeting the requirements of Treasury Regulation Section 1.421-1(h)(2). For purposes of this Plan, where the period of leave exceeds six (6) months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the first day immediately following such six (6)-month period. (n) “Exchange Act” means the Securities Exchange Act of 1934, as amended. (o) “Fair Market Value” of a Share as of any date of determination shall be: (i) If the Common Stock is listed on any established stock exchange or a national market system and transactions in the Common Stock are available to the Company as of the immediately preceding trading date, then closing price on such immediately preceding trading date per Share as reported on such stock exchange or system shall be the Fair Market Value for the date of determination, rounded down to the nearest whole cent; or (ii) If clause (i) shall not apply on any date of determination, then the Fair Market Value shall be determined in good faith by the Administrator with reference to (x) the most recent valuation of the Common Stock performed by an independent valuation consultant or appraiser of nationally recognized standing, if any, (y) sales prices of securities issued to investors in any recent arm’s length transactions and (z) any other factors determined to be relevant by the Administrator. (p) “Offer Date” means the first day of each Offering Period. (q) “Offering Period” means a period of time specified by the Administrator, consistent with Section 423 of the Code, beginning on the Offer Date and ending on the Acquisition Date. Unless otherwise determined by the Administrator, each Offering Period shall be a period of three (3) calendar months commencing on January 1, April 1, July 1 and October 1 of each calendar year during the Term of the Plan. The first Offering Period under the Plan shall commence as of July 1, 2021. (r) “Participant” means an Employee who becomes a participant in the Plan pursuant to Article V. (s) “Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or any other entity of whatever nature. (t) “Purchase Price” means the purchase price per Share subject to the Share Purchase Right determined pursuant to Section 6.3. (u) “Securities Act” means the Securities Act of 1933, as amended. (v) “Share” means a share of Common Stock. (w) “Share Purchase Right” means a right that entitles the holder to purchase from the Company a stated number of Shares in accordance with, and subject to, the terms and conditions of the Plan. (x) “Subsidiary” of an entity means any corporation in an unbroken chain of corporations beginning with such entity if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. Article III Available Shares and Adjustments Section 3.1 Available Shares. Subject to adjustments as provided in this Article III, the maximum number of Shares available for purchase under the Plan on and after the first day of the first Offering Period under the Plan is 20,000 Shares. Shares issued under the Plan may be authorized but unissued or reacquired shares of Common Stock.

4 Section 3.3 Adjustments. (a) Changes in Capitalization. If and to the extent necessary or appropriate to reflect any stock dividend, extraordinary dividend, stock split or share recombination or any recapitalization, merger, consolidation, exchange of shares, spin-off, liquidation or dissolution of the Company or other similar transaction affecting the Company Common Stock (each, a “Corporate Event”), the Administrator shall, in such manner as it may deem equitable to prevent the diminution or enlargement or the rights of the Company and Participants hereunder by reason of such Corporate Event, adjust any or all of the number and kind of Shares (or other securities or property) with respect to which a Share Purchase Right may be granted under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of Shares that may be issued under the Plan). All determinations and adjustments made by the Administrator in good faith pursuant to this Section 3.2 shall be final and binding on the affected Participants and the Company. Any adjustment of an Award pursuant to this Section 3.2 shall be effected in compliance with Section 423 of the Code. (b) Change in Control. Notwithstanding any other provision of this Plan, in the event of a Change in Control of the Company, the Administrator, in its sole discretion, may take whatever action it deems necessary or appropriate in connection therewith, including, but not limited to (i) shortening any Offering Period then in progress such that the Acquisition Date is on or prior to the Change in Control Date, (ii) shortening any Offering Period then in progress and refunding any amounts accumulated in a Participant’s account for such Offering Period, (iii) cancelling all outstanding Share Purchase Rights as of the Change in Control Date and paying each holder thereof an amount equal to the difference between the per Share Fair Market Value as of the Change in Control Date and the Purchase Price determined in accordance with Section 6.3, or (iv) for each outstanding Share Purchase Right, granting a substitute right to purchase shares in accordance with Section 424 of the Code. Nothing in this Section 3.2(b) shall affect in any way the Company’s right to terminate the Plan at any time pursuant to Section 10.7 or 10.8. (c) Insufficient Shares. If the Administrator determines that, on a given Acquisition Date, the number of Shares that may be purchased under the outstanding Share Purchase Rights for the applicable Offering Period may exceed (i) the number of Shares that were available for issuance under the Plan on the Offer Date of the applicable Offering Period or (ii) the number of Shares available for sale under the Plan on such Acquisition Date, including but not limited to by reason of a limitation on the maximum number of Shares that may be purchased set by the Administrator pursuant to Section 6.2(a) or (b), the Administrator shall make a pro rata allocation of the Shares available for issuance on such Acquisition Date in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants purchasing Shares on such Acquisition Date, and unless additional Shares are authorized for issuance under the Plan, no further Offering Periods shall take place and the Plan shall terminate pursuant to Section 10.7 hereof. If the Plan is so terminated, then the balance of the amount credited to the Participant’s account which has not been applied to the purchase of Shares shall be paid to such Participant in one lump sum in cash as soon as reasonably practicable without any interest thereon. The Company may make a pro rata allocation of the Shares available on the Offer Date of any applicable Offering Period pursuant to the first sentence of this section, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company’s shareholders subsequent to such Offer Date. Article IV Eligibility Section 4.1 Eligible Employees. Any person who is an Employee employed by the Company or an eligible Subsidiary as of the Offer Date for a given Offering Period shall be eligible to participate in the Plan for such Offering Period, subject to the requirements of this Article IV and the limitations imposed by Section 423(b) of the Code, provided such Employee (a) is not customarily employed for 20 hours or less per week or for not more than five months per year; (b) is not a citizen or resident of a non-U.S. jurisdiction if grant of a Share Purchase Right under the Plan is prohibited under the laws of such non-U.S. jurisdiction or compliance with the laws of such non-U.S. jurisdiction would cause the Plan or any actions under the Plan to violate Section 423 of the Code; and (c) has not been employed by the Company or such Subsidiary for less than 30 days. Notwithstanding any other provision of the Plan, and regardless of any subsequent reclassification as an employee of the Company or any Subsidiary, an eligible Employee will not include (i) any independent contractor, (ii) any consultant, (iii) any individual performing services for the Company or any Subsidiary who has entered into an independent contractor or consultant agreement with the Company or any Subsidiary, or (iv) any

5 individual who is classified as an independent contractor or consultant on the payroll records of the Company or any of its Subsidiaries. Notwithstanding the foregoing, the Administrator may, on a prospective basis, impose a generally applicable eligibility service requirement of greater than 30 days and up to two years of employment. Section 4.2 Five Percent Shareholders. Notwithstanding any other provision of the Plan to the contrary, no Employee shall be eligible to participate in the Plan if, after giving effect to the grant of a Share Purchase Right in the Offering Period, the Employee (or any other person whose stock would be attributed to the Employee pursuant to Section 424(d) of the Code) owns and/or holds Common Stock and outstanding rights to purchase Common Stock possessing, in the aggregate, five percent (5%) or more of the total combined voting power or value of all issued and outstanding stock of the Company. Article V Participation Section 5.1 Enrollment. An eligible Employee may become a Participant in the Plan by completing an enrollment election form and any other required enrollment documents provided by the Administrator or its designee and submitting them to the Administrator or its designee prior to the commencement of an Offering Period in accordance with the rules established by the Administrator. The enrollment documents, which may, in the discretion of the Administrator, be in electronic form, shall set forth the amount of the Participant’s Compensation in whole dollars, which may not exceed $5,000 per Offering Period (or such other amount as may be prescribed by the Administrator from time to time) or forty percent (40%) of Participant’s Compensation per Offering Period (or such other percentage as may be prescribed by the Administrator from time to time), to be paid as Contributions pursuant to the Plan. An Employee’s payroll enrollment election shall become effective on an Offer Date in accordance with the rules established by the Administrator. Amounts deducted from a Participant’s Compensation pursuant to this Article V shall be credited to the Participant’s Plan account. No interest shall be payable on the amounts credited to the Participant’s Plan account. After an eligible Employee has become a Participant in the Plan for an Offering Period, the Participant’s payroll authorization for that Offering Period shall continue in force and effect for that Offering Period, unless the Participant withdraws from the Plan or the Administrator permits any such change during the Offering Period and the Participant changes such election in accordance with the procedures established by the Administrator. Section 5.2 Evergreen Election. A Participant’s election to participate in the Plan with respect to an Offering Period shall enroll such Participant in the Plan for each successive Offering Period at the same amount as in effect at the termination of the prior Offering Period, unless (i) such Participant delivers to the Company a different election with respect to the successive Offering Period by such time and in such manner as is designated by the Administrator for enrollment in the Plan for such successive Offering Period, (ii) such Participant withdraws from the Plan pursuant to Article IX or becomes ineligible for participation in the Plan or (iii) the Administrator determines that elections for all Participants shall cease at the end of an applicable Offering Period. Section 5.3 Same Rights and Privileges. Each Teammate who is granted a Share Purchase Right under the Plan for an Offering Period shall have the same rights and privileges as all those Teammates granted Share Purchase Rights under the Plan for such Offering Period. Article VI Share Purchase Rights Section 6.1 Number of Shares. Each Eligible Employee who on the Offer Date is a Participant participating in such Offering Period shall, by virtue of such participation, be granted a Share Purchase Right to purchase Shares on the Acquisition Date for such Offering Period in an amount determined in accordance with such Participant’s election. Subject to the limitations set forth in Section 6.2, the number of Shares subject to such Share Purchase Right shall be the number of whole Shares determined by dividing the Purchase Price into the balance credited to the Participant’s Plan account as of the Acquisition Date.

6 Section 6.2 Limitation on Purchases. Participant purchases are subject to adjustment as provided in Section 3.2(c) and to the following limitations: (a) Offering Period Limitation. Subject to the calendar year limits provided in Section 6.2(b), the maximum number of Shares that a Participant shall have the right to purchase in any Offering Period shall be determined as of the Offer Date and shall be equal to that number of Shares determined by dividing $25,000 by the Fair Market Value of a Share as of the Offer Date. Notwithstanding the foregoing, the Administrator from time to time may establish a different maximum value or number of Shares that a Participant shall have the right to purchase in any Offering Period, so long as such maximum value or number of Shares is determinable as of the applicable Offer Date (subject to the $25,000 limitation set forth in Section 6.2(b)). (b) Calendar Year Limitation. In addition to the limitations provided for in Section 6.2(a), in the event that a Participant makes an election for a Share Purchase Right that permits such Participant to purchase Shares that, together with all other Share Purchase Rights granted hereunder and any other plan of the Company or any Subsidiary for the same calendar year that are qualified under Section 423 of the Code, has an aggregate value in excess of $25,000 (determined on the date of grant), such Share Purchase Right shall be reduced such that the aggregate value of all Share Purchase Rights granted to or exercisable by the Participant during the same calendar year under any plan of the Company or any Subsidiary of the Company that are qualified under Section 423 of the Code is $25,000. The Administrator may also set a maximum aggregate number of Shares or maximum aggregate Fair Market Value of Shares, which is less than the $25,000 limitation set forth in this Section 6.2(b), that may be purchased in a calendar year. (c) Refunds. As of the first date on which a Participant’s ability to purchase Shares is limited by this Section 6.2, the Participant’s payroll deductions shall terminate, and any excess payroll deductions credited to his or her account shall be paid to the Participant in a lump sum as soon as reasonably practicable without any interest thereon. Section 6.3 Purchase Price. The purchase price per Share with respect to an Offering Period shall be ninety-five percent (95%) of the lesser of the Fair Market Value of a Share on the Offer Date or the Acquisition Date; provided, however, the purchase price may be determined for subsequent Offering Periods by the Administrator subject to compliance with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule) or pursuant to Section 10.9 below. Article VII Purchase of Shares Under Share Purchase Rights Section 7.1 Purchase. Each Participant shall automatically be deemed to have exercised his/her Share Purchase Right for such Offering Period and to have purchased and acquired as of the Acquisition Date the number of whole Shares subject to the Share Purchase Right at the Purchase Price for that Offering Period with the Contributions in such Participant’s account. Any surplus in the account that is insufficient to purchase a whole Share shall be carried forward into the next Offering Period unless the Participant has elected to withdraw from the Plan pursuant to Article IX or the Administrator determines that surplus amounts for Participants shall not be carried forward, in which case such surplus amount shall be distributed to the Participant in a lump sum as soon as reasonably practicable without any interest thereon. Section 7.2 Registration Compliance. (a) No Shares may be purchased hereunder unless the Shares to be issued or transferred upon purchase are covered by an effective registration statement pursuant to the Securities Act or are eligible for an exemption from the registration requirements, and the Plan is in material compliance with all applicable federal, state, foreign and other securities and other laws applicable to the Plan. (b) If, on the Acquisition Date of any Offering Period, the Shares are not registered or exempt, or the Plan is not in such compliance, no Shares shall be purchased hereunder on the Acquisition Date. In such case, the Acquisition Date shall be delayed until the Shares are subject to such an effective registration statement or exempt, and the Plan is in such compliance. The delayed Acquisition Date shall in no event be more than 27 months after the Offer Date or, if applicable, such lesser time as permitted under Section 423 of the Code.

7 (c) If, on the Acquisition Date of any Offering Period, as delayed to the maximum extent permissible as provided for in Section 7.2(b) above, the Shares are not registered or exempt and the Plan is not in such compliance, no Shares under the Share Purchase Rights shall be purchased, and all Contributions accumulated during the Offering Period (reduced to the extent, if any, such deductions have been used to acquire Shares) shall be distributed to the Participants in a lump sum as soon as reasonably practicable without any interest thereon. Section 7.3 Delivery of Shares. As soon as reasonably practicable after each Acquisition Date, the Company shall deliver the Shares acquired by each Participant during an Offering Period to the Participant’s individual Plan designated brokerage account at a stock brokerage or other financial services firm designated by the Administrator. Section 7.4 Vesting. A Participant’s interest in the Common Stock purchased hereunder shall be immediately vested and nonforfeitable. Section 7.5 Nontransferability . Each Share Purchase Right granted under this Plan shall be nontransferable. During the lifetime of the Participant, the Shares under a Share Purchase Right may be purchased only by the Participant. No right or interest of a Participant in any Share Purchase Right shall be liable for, or subject to, any lien, obligation, or liability of such Participant. Article VIII Restrictions on Sale Shares of Common Stock purchased under the Plan may be subject to any such holding restrictions that the Administrator shall determine to be appropriate with respect to any Offering Period consistent with Section 423 of the Code. Article IX Withdrawal from Participation and Termination of Employment A Participant may terminate his/her participation in an Offering Period by giving notice to the Administrator in such form and by such time before the Acquisition Date as may be established by the Administrator. In the event of a Participant’s withdrawal in accordance with the preceding sentence, payroll deductions shall cease for the remainder of the Offering Period in accordance with established payroll processes and schedules, and the payroll deductions credited to his or her Plan account as of the date of such withdrawal shall be used to purchase shares of Common Stock following such Offering Period in accordance with Section 7.1. A Participant shall be deemed to have elected to withdraw from the Plan in accordance with this Article IX if he or she ceases to be an Employee employed by the Company or an eligible Subsidiary for any reason. A Participant also shall be deemed to have elected to withdraw from the Plan as of the date of any hardship withdrawal, if the Participant makes a hardship withdrawal from the Company’s 401(k) Savings Plan and is prohibited from making employee contributions to the Plan under Section 401(k) of the Code and the regulations thereunder. Unless the Administrator determines otherwise consistent with Section 423 of the Code, a Participant’s withdrawal (other than due to a termination of employment) during an Offering Period shall not have any effect upon the Participant’s eligibility to participate in the Plan during a subsequent Offering Period. Article X General Provisions Section 10.1 Administration. The Plan shall be administered by the Administrator. The Administrator may prescribe, amend and rescind rules and regulations relating to the administration of the Plan and make all other determinations necessary or advisable for the administration and interpretation of the Plan. Any authority exercised by the Administrator under the Plan shall be exercised by the Administrator in its sole discretion. Determinations, interpretations, or other actions made or taken by the Administrator under the Plan shall be final, binding, and conclusive for all purposes and upon all Persons. Section 10.2 Delegation by the Administrator. Any or all of the powers, duties, and responsibilities of the Administrator hereunder may be delegated by the Administrator to, and thereafter exercised by, one or more persons designated by the Administrator, including members of management of the Company and/or members of the human

8 resources function of the Company, and any determination, interpretation, or other action taken by such designee shall have the same effect hereunder as if made or taken by the Administrator. Section 10.3 Rights as a Shareholder. A Participant shall have no rights as a shareholder of the Company with respect to shares of Common Stock covered by a Share Purchase Right until the date of the issuance of the Shares pursuant to Section 7.3 hereof. No adjustment will be made for dividends or other rights for which the record date is prior to the date of such issuance. For purposes of the plan, the Company, in lieu of the issuance of certificates, may utilize a book entry account system for recording ownership of Shares of Common Stock, subject to the rules generally applicable to such system. Section 10.4 Tax Withholding. The Company shall have the power to withhold, or to require the Participant to remit to the Company, an amount in cash sufficient to satisfy any and all U.S. federal, state, local, and any non-U.S. withholding tax or other governmental tax, charge or fee requirements in respect of any payment under the Plan. In any event, each Participant shall be solely responsible for all tax liabilities associated with his/her participation in this Plan. Section 10.5 At-Will Employment. Nothing in the Plan shall confer upon any Participant any right to continue in the employ of the Company or any of its Subsidiaries or shall interfere with or restrict in any way the rights of the Company and any of its Subsidiaries, which are hereby expressly reserved, to discharge any Participant at any time for any reason whatsoever, with or without cause. Section 10.6 Unfunded Plan; Plan Not Subject to ERISA . The Plan is an unfunded plan and Participants shall have the status of unsecured creditors of the Company. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended. Section 10.7 Freedom of Action. Nothing in the Plan shall be construed as limiting or preventing the Company or any of its affiliates from taking any action that it deems appropriate or in its best interest (as determined in its sole and absolute discretion) and no Participant (or person claiming by or through a Participant) shall have any right relating to the diminishment in the value of any account or any associated return as a result of any such action. The foregoing shall not constitute a waiver by a Participant of the terms and provisions of the Plan. Section 10.8 Term of Plan. The Plan shall be effective upon the Effective Date. The Plan shall terminate on the earlier of (i) the tenth anniversary of the Effective Date, (ii) the termination of the Plan pursuant to Section 10.9 or (iii) the date on which no more Shares are available for issuance under the Plan. Upon termination of the Plan, all funds accumulated in a Participant’s Plan account shall be paid to such Participant in a lump sum as soon as reasonably practicable without any interest thereon, and all Share Purchase Rights shall automatically terminate. Section 10.9 Amendment or Alteration. The Administrator may at any time amend, suspend, discontinue or terminate the Plan; provided that if the Plan is amended in a manner that is considered the adoption of a new plan pursuant to Section 423 of the Code, including (i) an increase in the aggregate number of Shares that may be issued under the Plan pursuant to Section 3.1 (other than an increase merely reflecting a change in the number of outstanding Shares pursuant to Section 3.2), or (ii) a change in the granting Company or the stock available for purchase under the Plan, such amendment shall not be effective until approved by the stockholders of the Company. The Administrator, in its sole discretion, may terminate the Plan at any time. Upon such termination, all funds accumulated in a Participant’s account at such time shall be paid to such Participant in a lump sum as soon as reasonably practicable without any interest thereon, and all Share Purchase Rights shall automatically terminate. Section 10.10 Severability. In the event any portion of the Plan or any action taken pursuant thereto shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provisions had not been included, and the illegal or invalid action shall be null and void. Section 10.11 Assignment. Except as otherwise provided in this Section 10.11, this Plan shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, representatives, successors, and assigns. Neither this Plan nor any right or interest hereunder shall be assignable by the Participant, his beneficiaries, or legal representatives; provided that nothing in this Section 10.11 shall preclude the Participant from designating a beneficiary to receive any benefit

9 114682908v1 payable hereunder upon his death, or the executors, administrators, or other legal representatives of the Participant or his estate from assigning any rights hereunder to the person or persons entitled thereunto. This Plan shall be assignable by the Company to a Subsidiary or Affiliate of the Company; to any corporation, partnership, or other entity that may be organized by the Company; or to any corporation, partnership, or other entity resulting from the reorganization, merger, or consolidation of the Company with any other corporation, partnership, or other entity, or any corporation, partnership, or other entity to or with which all or any portion of the Company’s business or assets may be sold, exchanged, or transferred, in each case to the extent permitted under Section 423 of the Code. Section 10.12 Non-Transferability of Rights. Unless otherwise agreed to in writing by the Administrator, no rights or interests hereunder or part thereof shall be liable for the debts, contracts or engagements of the Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 10.12 shall prevent transfers by will or by the applicable laws of descent and distribution. Section 10.13 Headings. The Section headings appearing in this Plan are used for convenience of reference only and shall not be considered a part of this Plan or in any way modify, amend, or affect the meaning of any of its provisions. Section 10.14 Rules of Construction.Whenever the context so requires, the use of the masculine gender shall be deemed to include the feminine and vice versa, and the use of the singular shall be deemed to include the plural and vice versa. The fact that this Plan was drafted by the Company shall not be taken into account in interpreting or construing any provision of this Plan. Section 10.15 Governing Law. To the extent not preempted by federal law, the Plan shall be construed in accordance with and governed by the laws of the State of Delaware regardless of the application of rules of conflict of law that would apply the laws of any other jurisdiction. Section 10.16 Conformity to Securities Laws. The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated under any of the foregoing, to the extent the Company, any of its Subsidiaries or any Participant is subject to the provisions thereof. Notwithstanding anything herein to the contrary, the Plan shall be administered only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan shall be deemed amended to the extent necessary to conform to such laws, rules and regulations. The Plan and each Participant’s participation hereunder shall be subject to the Company’s insider trading policy which may impact the ability of certain Participants to enroll in, or withdraw from, the Plan for a particular Offering Period. Section 10.17 Tax Reporting Information. At the Company’s request, Participants will be required to provide the Company and any Affiliates with any information reasonably required for tax reporting purposes. Section 10.18 Participant Acknowledgment. By electing to participate in an Offering Period, Participants acknowledge and agree that (i) Participants may be required to hold Shares during any holding periods to which such Shares are subject; (ii) Shares acquired under the Plan may lose some or all of their value in the future; and (iii) Participants are able to afford to bear the economic risk of holding the Shares for any holding period and of any loss in value of the Shares.